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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2006
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                           FFD Financial Corporation
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             (Exact name of registrant as specified in its charter)


            Ohio                       0-27916               34-1921148
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)


                  321 North Wooster Avenue, Dover, Ohio 44622
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (330) 364-7777
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 2 - Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets.
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See the description contained under Item 2.03 below.


Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an
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            Off-Balance Sheet Arrangement of a Registrant.
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On October 10, 2006, the Company took a $1.0 million advance from its $2.5 million line of credit facilitated by The Huntington National Bank ("Huntington"). Borrowings under the line of credit bear interest at LIBOR plus 1.5% per annum. The line of credit contains usual and customary covenants, including, without limitation, covenants limiting other indebtedness, liens and certain asset sales and various financial covenants relating to the capital, assets and net worth of the Company and its subsidiaries. In the event of a default by the Company under line of credit, Huntington may terminate the commitments made under the line of credit, declare the amount outstanding, including all accrued interest and unpaid fees, payable immediately, and enforce any and all rights and interests created and existing under the line of credit documents, including, all rights under the pledge agreement and all other rights available under the law. The obligations of the Company under the line of credit are secured by a pledge of all of the Company's shares of stock in First Federal Community Bank, its wholly-owned subsidiary. A copy of the Business Loan Agreement governing the line of credit was filed as Exhibit 10.7 to the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006.
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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FFD FINANCIAL CORPORATION



                                       By: /s/ Trent B. Troyer
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                                           Trent B. Troyer
                                           President and Chief Executive Officer


Date:  October 16, 2006